Supplement, dated July 28, 1998, to the prospectus, dated May 1, 1998, of
                Seligman Common Stock Fund, Inc. (the "Fund")

      Effective   immediately,   the  following   supersedes  and  replaces  the
information contained in the second paragraph set forth in the Fund's prospectus under "Management Services--Portfolio Management."

      Rodney D. Collins, Vice President, Investment Officer of the Manager, is Co-Portfolio Manager of the Fund. Mr. Collins is also Co-Portfolio Manager of Seligman Income Fund, Inc., the Seligman Common Stock Portfolio and Seligman Income Portfolio of Seligman Portfolios, Inc. and Tri-Continental Corporation. Mr. Collins joined the Manager in 1992 as an investment associate.



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